SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2004

ReGen Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-20805	23-2476415
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

509 Commerce Street, East Wing, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 651-5140

(Former name or former address, if changed from last report)

Item 5.      Other Events

On June 10, 2004 ReGen Biologics, Inc. (the “Company”) announced the appointment of William R. Timken to the ReGen Biologics board of directors and the Audit Committee of the board of directors. A press release announcing this appointment is included as an exhibit.

Item 7.      Exhibits

Exhibit 99.1 — Press release dated June 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC

By:	/s/ Brion D. Umidi

	Name:	Brion D. Umidi
	Title:	Senior Vice President, Chief
Financial Officer and Chief
Accounting Officer

June 10, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 10, 2004